Investment in Unconsolidated Subsidiaries (Details) (Unconsolidated Subsidiaries [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Unconsolidated Subsidiaries [Member]
Summarized financial information of the Company's investment in unconsolidated subsidiaries
Total assets	$ 35,192	$ 113,435
Total liabilities	25,250	78,570
Total revenues	159,356	121,452	67,470
Net income	$ 58,565	$ 42,905	$ 22,385